UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Trinity Place Holdings Inc.

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Your Vote Counts! TRINITY PLACE HOLDINGS INC. 340 MADISON AVENUE, SUITE 3C NEW YORK, NY 10173 TRINITY PLACE HOLDINGS INC. 2024 Annual Meeting July 24, 2024 10:00 AM Eastern Time For holders as of May 28, 2024 Vote by July 23, 2024 11:59 PM Eastern Time You invested in TRINITY PLACE HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 24, 2024. Vote Virtually at the Meeting* July 24, 2024 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/TPHS2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V52379-P14865 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 10, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V52380-P14865 1. Election of Director Nominee: 1a. Alexander C. Matina For 2. Ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm for the year ending December 31, 2024. For 3. Approval, on an advisory basis, of the compensation of the company’s named executive officers. For 4. Approval of an amendment to the Company’s 2015 Stock Incentive Plan to increase the number of shares available for awards by 2,000,000 shares. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.